Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2014

On November 1, 2013, the Company acquired all of the issued and outstanding shares of The Dominion of Canada General Insurance Company (Dominion) for an aggregate purchase price of approximately $1.035 billion. The results of operations of the acquired business are reported in the Company’s Business and International Insurance segment from the closing date.

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2014 Business Realignment

On June 10, 2014, the Company announced a realignment of its management team, effective July 1, 2014, that gave rise to a realignment of two of its three reportable business segments, as follows:

• The Company’s International Insurance group, which had previously been included in the Financial, Professional & International Insurance segment, was combined with the Company’s previous Business Insurance segment to create a new Business and International Insurance segment.

• The Bond & Financial Products group, which comprised the remaining businesses in the Financial, Professional & International Insurance segment, now comprises the new Bond & Specialty Insurance segment.

• The Personal Insurance segment was not impacted by these changes.

The realignment of segments described above was made to reflect the realignment of the Company’s senior management responsibilities and the manner in which the Company’s businesses have been managed starting July 1, 2014, and the aggregation of products and services based on the type of customer, how the business is marketed and the manner in which risks are underwritten.

In connection with these changes, the Company has realigned and revised the names of several businesses that comprise the Business and International Insurance segment.  The new reportable business segments are as follows:

Business and International Insurance

The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows:

Domestic

• Select Accounts provides small businesses with property and casualty products, including commercial multi-peril, commercial property, general liability, commercial auto and workers’ compensation insurance.

• Middle Market provides mid-sized businesses with property and casualty products, including commercial multi-peril, commercial property, general liability, commercial auto and workers’ compensation insurance, as well as risk management, claims handling and other services.  Middle Market generally provides these products to mid-sized businesses through Commercial Accounts, as well as to targeted industries through Construction, Technology, Public Sector Services and Oil & Gas.  Middle Market also provides mono-line umbrella and excess coverage insurance through Excess Casualty and insurance coverages for foreign organizations with United States exposures through Global Partner Services.

• National Accounts provides large companies with casualty products and services, including workers’ compensation, general liability and automobile liability, generally utilizing loss-sensitive products, on both a bundled and unbundled basis.  National Accounts also includes the Company’s commercial residual market business, which primarily offers workers’ compensation products and services to the involuntary market.

• First Party provides traditional and customized property insurance programs to large and mid-sized customers through National Property, insurance for goods in transit and movable objects, as well as builders’ risk insurance, through Inland Marine, insurance for the marine transportation industry and related services, as well as other businesses involved in international trade, through Ocean Marine and comprehensive breakdown coverages for equipment, including property and business interruption coverages, through Boiler & Machinery.

• Specialized Distribution markets and underwrites its products to customers predominantly through licensed wholesale agents and program managers that manage customers’ unique insurance requirements. Specialized Distribution provides insurance coverage for the commercial transportation industry, as well as commercial liability and commercial property policies for small, difficult to place specialty classes of commercial business primarily on an excess and surplus lines basis, through Northland, and tailored property and casualty programs on an admitted basis for customers with common risk characteristics or coverage requirements through National Programs.  Specialized Distribution also serves small to medium-sized agricultural businesses, including farms, ranches, wineries and related operations, through Agribusiness.

i

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2014 Business Realignment (Continued)

International

• International, through its operations in Canada, the United Kingdom and the Republic of Ireland, offers property and casualty insurance and risk management services to several customer groups, including, among others, those in the technology, public services, and financial and professional services industry sectors.  In addition, International markets personal lines and small commercial insurance business in Canada through The Dominion of Canada General Insurance Company (Dominion), which the Company acquired on November 1, 2013.  International, through its Lloyd’s syndicate (Syndicate 5000), for which the Company provides 100% of the capital, underwrites five principal businesses — marine, global property, accident & special risks, power & utilities and aviation.

International also inlcudes the Company’s 49.5% ownership of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A. (JMalucelli), its joint venture in Brazil. JMalucelli is currently the market leader in surety in Brazil based on market share.  JMalucelli commenced writing other property and casualty insurance business in 2012. The Company’s investment in JMalucelli is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Business and International Insurance also includes the Specialty Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance

The Bond & Specialty Insurance segment provides surety, crime, management and professional liability coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance

The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.

ii

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net income	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692
Net income per share:
Basic	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$2.72	$3.15	$9.84	$10.82
Diluted	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$2.69	$3.11	$9.74	$10.70

Operating income	$887	$816	$883	$981	$1,052	$673	$893	$1,023	$3,567	$3,641
Operating income per share:
Basic	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$2.64	$3.11	$9.56	$10.67
Diluted	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$2.61	$3.07	$9.46	$10.55

Return on equity	14.1%	14.6%	13.9%	15.9%	16.8%	10.7%	14.5%	16.6%	14.6%	14.6%
Operating return on equity	15.8%	14.2%	15.2%	16.8%	17.8%	11.4%	15.2%	17.7%	15.5%	15.5%

Total assets, at period end	$103,897	$101,900	$102,685	$103,812	$104,134	$104,811	$104,522	$103,078	$103,812	$103,078
Total equity, at period end	$25,596	$24,890	$24,811	$24,796	$25,387	$25,532	$25,321	$24,836	$24,796	$24,836

Book value per share, at period end	$68.00	$66.65	$68.15	$70.15	$73.06	$75.32	$76.42	$77.08	$70.15	$77.08
Less: Net unrealized investment gains, net of tax	7.61	4.53	4.28	3.74	4.81	5.94	5.78	6.10	3.74	6.10
Adjusted book value per share, at period end	$60.39	$62.12	$63.87	$66.41	$68.25	$69.38	$70.64	$70.98	$66.41	$70.98

Weighted average number of common shares outstanding (basic)	377.7	375.9	368.9	359.1	350.9	343.0	335.1	326.8	370.3	338.8
Weighted average number of common shares outstanding and common stock equivalents (diluted)	381.9	379.9	372.9	363.4	354.6	346.7	338.9	331.0	374.3	342.5
Common shares outstanding at period end	376.4	373.5	364.1	353.5	347.5	339.0	331.4	322.2	353.5	322.2

Common stock dividends declared	$176	$191	$185	$182	$177	$190	$186	$182	$734	$735

Common stock repurchased:
Under Board of Directors authorization
Shares	3.7	3.6	9.7	11.4	7.8	9.5	8.1	9.7	28.4	35.1
Cost	$300	$300	$800	$1,000	$650	$875	$750	$1,000	$2,400	$3,275
Other
Shares	0.7	—	0.1	—	0.7	—	—	—	0.8	0.7
Cost	$58	$1	$1	$1	$55	$1	$1	$1	$61	$58

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net income
Operating income	$887	$816	$883	$981	$1,052	$673	$893	$1,023	$3,567	$3,641
Net realized investment gains (losses), after-tax	9	109	(19)	7	—	10	26	15	106	51
Net income	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692

Basic earnings per share
Operating income	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$2.64	$3.11	$9.56	$10.67
Net realized investment gains (losses), after-tax	0.03	0.29	(0.05)	0.02	—	0.03	0.08	0.04	0.28	0.15
Net income	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$2.72	$3.15	$9.84	$10.82

Diluted earnings per share
Operating income	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$2.61	$3.07	$9.46	$10.55
Net realized investment gains (losses), after-tax	0.02	0.28	(0.05)	0.02	—	0.02	0.08	0.04	0.28	0.15
Net income	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$2.69	$3.11	$9.74	$10.70

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Basic and Diluted
Net income, as reported	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692
Participating share-based awards - allocated income	(6)	(7)	(6)	(8)	(7)	(5)	(7)	(8)	(27)	(27)
Net income available to common shareholders - basic and diluted	$890	$918	$858	$980	$1,045	$678	$912	$1,030	$3,646	$3,665

Common Shares
Basic
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	335.1	326.8	370.3	338.8

Diluted
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	335.1	326.8	370.3	338.8
Weighted average effects of dilutive securities - stock options and performance shares	4.2	4.0	4.0	4.3	3.7	3.7	3.8	4.2	4.0	3.7
Diluted weighted average shares outstanding	381.9	379.9	372.9	363.4	354.6	346.7	338.9	331.0	374.3	342.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$5,983	$5,979	$22,637	$23,713
Net investment income	670	687	657	702	736	695	719	637	2,716	2,787
Fee income	97	82	107	109	107	112	110	109	395	438
Net realized investment gains (losses)	10	167	(22)	11	1	16	40	22	166	79
Other revenues	34	135	44	64	41	34	34	36	277	145
Total revenues	6,328	6,674	6,452	6,737	6,708	6,785	6,886	6,783	26,191	27,162

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	3,520	3,209	13,307	13,870
Amortization of deferred acquisition costs	948	950	953	970	950	965	984	983	3,821	3,882
General and administrative expenses	915	931	934	977	881	1,001	1,031	1,039	3,757	3,952
Interest expense	92	86	91	92	92	92	93	92	361	369
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	5,628	5,323	21,246	22,073

Income before income taxes	1,220	1,177	1,177	1,371	1,470	901	1,258	1,460	4,945	5,089
Income tax expense	324	252	313	383	418	218	339	422	1,272	1,397
Net income	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$(1)	$—	$(9)	$(7)	$(1)	$(8)	$(6)	$(10)	$(22)
OTTI losses recognized in net realized investment gains (losses)	$(5)	$(2)	$(3)	$(5)	$(9)	$(1)	$(10)	$(6)	$(15)	$(26)
OTTI gains (losses) recognized in other comprehensive income	$5	$1	$3	$(4)	$2	$—	$2	$—	$5	$4

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	20.9%	19.6%	19.5%	20.5%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$568	$513	$2,186	$2,216

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$83	$41	$591	$709
After-tax	$65	$221	$64	$37	$97	$284	$54	$27	$387	$462

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$113	$351	$840	$941
After-tax	$154	$125	$107	$166	$190	$122	$74	$230	$552	$616

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Underwriting gain	$385	$235	$387	$435	$507	$162	$364	$551	$1,442	$1,584
Net investment income	542	551	531	562	582	553	568	513	2,186	2,216
Other income (expense), including interest expense	(40)	30	(35)	(16)	(37)	(42)	(39)	(41)	(61)	(159)
Operating income	887	816	883	981	1,052	673	893	1,023	3,567	3,641
Net realized investment gains (losses)	9	109	(19)	7	—	10	26	15	106	51
Net income	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.2%	62.3%	57.3%	56.0%	56.0%	63.6%	58.0%	52.8%	57.9%	57.6%
Underwriting expense ratio	32.3%	32.0%	31.6%	31.7%	29.7%	31.5%	32.0%	32.2%	31.9%	31.4%
Combined ratio	88.5%	94.3%	88.9%	87.7%	85.7%	95.1%	90.0%	85.0%	89.8%	89.0%
Combined ratio excluding incremental impact of direct to consumer initiative	87.8%	93.8%	88.4%	87.1%	85.3%	94.6%	89.4%	84.4%	89.3%	88.4%

Impact of catastrophes on combined ratio	1.8%	6.1%	1.7%	0.9%	2.6%	7.3%	1.4%	0.7%	2.6%	3.0%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-2.8%	-4.4%	-5.1%	-3.1%	-1.9%	-5.9%	-3.7%	-3.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Billing and policy fees and other	$24	$25	$25	$28	$30	$25	$25	$23	$102	$103
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43	$46	$43	$40	$159	$172
Underwriting expenses	55	55	63	63	64	66	67	69	236	266
Total fee income	$97	$82	$107	$109	$107	$112	$110	$109	$395	$438

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$5,983	$5,979	$22,637	$23,713
Net investment income	670	687	657	702	736	695	719	637	2,716	2,787
Fee income	97	82	107	109	107	112	110	109	395	438
Other revenues	34	135	44	64	41	34	34	36	277	145
Total revenues	6,318	6,507	6,474	6,726	6,707	6,769	6,846	6,761	26,025	27,083

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	3,520	3,209	13,307	13,870
Amortization of deferred acquisition costs	948	950	953	970	950	965	984	983	3,821	3,882
General and administrative expenses	915	931	934	977	881	1,001	1,031	1,039	3,757	3,952
Interest expense	92	86	91	92	92	92	93	92	361	369
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	5,628	5,323	21,246	22,073

Operating income before income taxes	1,210	1,010	1,199	1,360	1,469	885	1,218	1,438	4,779	5,010
Income tax expense	323	194	316	379	417	212	325	415	1,212	1,369
Operating income	$887	$816	$883	$981	$1,052	$673	$893	$1,023	$3,567	$3,641

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	20.9%	19.6%	19.5%	20.5%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$568	$513	$2,186	$2,216

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$83	$41	$591	$709
After-tax	$65	$221	$64	$37	$97	$284	$54	$27	$387	$462

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$113	$351	$840	$941
After-tax	$154	$125	$107	$166	$190	$122	$74	$230	$552	$616

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Statutory underwriting
Gross written premiums	$6,188	$6,247	$6,310	$5,912	$6,401	$6,525	$6,578	$6,134	$24,657	$25,638
Net written premiums	$5,597	$5,824	$5,713	$5,633	$5,873	$6,168	$6,033	$5,836	$22,767	$23,910

Net earned premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,934	$5,983	$5,979	$22,637	$23,719
Losses and loss adjustment expenses	3,070	3,490	3,250	3,282	3,267	3,766	3,468	3,157	13,092	13,658
Underwriting expenses	1,799	1,808	1,799	1,794	1,783	1,918	1,946	1,885	7,200	7,532
Statutory underwriting gain	648	305	617	775	773	250	569	937	2,345	2,529
Policyholder dividends	10	13	7	5	11	7	9	11	35	38
Statutory underwriting gain after policyholder dividends	$638	$292	$610	$770	$762	$243	$560	$926	$2,310	$2,491

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$41,525	$41,007	$41,568	$41,007
Increase (decrease) in reserves	$(441)	$(70)	$(108)	$1,531	$(185)	$332	$(190)	$(518)	$912	$(561)
Statutory capital and surplus	$20,692	$20,672	$21,509	$21,123	$21,440	$21,036	$21,005	$21,049	$21,123	$21,049
Net written premiums/surplus (1)	1.09:1	1.09:1	1.05:1	1.08:1	1.07:1	1.11:1	1.13:1	1.14:1	1.08:1	1.14:1

(1)  Based on 12 months of rolling net written premiums.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Written premiums
Gross	$6,188	$6,247	$6,310	$5,912	$6,401	$6,519	$6,578	$6,134	$24,657	$25,632
Ceded	(591)	(423)	(597)	(279)	(528)	(357)	(545)	(298)	(1,890)	(1,728)
Net	$5,597	$5,824	$5,713	$5,633	$5,873	$6,162	$6,033	$5,836	$22,767	$23,904

Earned premiums
Gross	$5,985	$6,091	$6,163	$6,369	$6,295	$6,378	$6,437	$6,443	$24,608	$25,553
Ceded	(468)	(488)	(497)	(518)	(472)	(450)	(454)	(464)	(1,971)	(1,840)
Net	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$5,983	$5,979	$22,637	$23,713

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Premiums	$3,199	$3,277	$3,325	$3,531	$3,558	$3,631	$3,660	$3,663	$13,332	$14,512
Net investment income	513	527	504	543	570	539	557	490	2,087	2,156
Fee income	97	82	107	109	107	112	110	109	395	438
Other revenues	13	114	8	25	12	10	10	14	160	46
Total revenues	3,822	4,000	3,944	4,208	4,247	4,292	4,337	4,276	15,974	17,152

Claims and expenses
Claims and claim adjustment expenses	1,853	2,179	2,087	2,166	2,177	2,455	2,360	2,153	8,285	9,145
Amortization of deferred acquisition costs	527	534	536	561	565	580	589	587	2,158	2,321
General and administrative expenses	585	586	575	623	554	653	661	673	2,369	2,541
Total claims and expenses	2,965	3,299	3,198	3,350	3,296	3,688	3,610	3,413	12,812	14,007

Operating income before income taxes	857	701	746	858	951	604	727	863	3,162	3,145
Income tax expense	221	130	180	227	257	133	175	233	758	798
Operating income	$636	$571	$566	$631	$694	$471	$552	$630	$2,404	$2,347

Other statistics
Effective tax rate on net investment income	19.3%	19.9%	19.2%	20.2%	21.1%	20.6%	21.0%	19.6%	19.7%	20.6%
Net investment income (after-tax)	$414	$422	$408	$433	$450	$427	$440	$394	$1,677	$1,711

Catastrophes, net of reinsurance:
Pre-tax	$35	$189	$59	$50	$83	$242	$31	$11	$333	$367
After-tax	$23	$123	$39	$35	$55	$158	$19	$7	$220	$239

Prior year reserve development - favorable (unfavorable)
Pre-tax	$142	$58	$77	$122	$95	$47	$21	$159	$399	$322
After-tax	$96	$38	$54	$78	$61	$33	$14	$106	$266	$214

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Underwriting gain	$214	$74	$153	$180	$236	$37	$104	$227	$621	$604
Net investment income	414	422	408	433	450	427	440	394	1,677	1,711
Other income (expense)	8	75	5	18	8	7	8	9	106	32
Operating income	$636	$571	$566	$631	$694	$471	$552	$630	$2,404	$2,347

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.3%	65.4%	61.3%	59.9%	59.8%	66.2%	63.1%	57.4%	60.8%	61.6%
Underwriting expense ratio	32.9%	32.3%	31.4%	31.6%	29.4%	31.9%	32.1%	32.4%	32.0%	31.5%
Combined ratio	89.2%	97.7%	92.7%	91.5%	89.2%	98.1%	95.2%	89.8%	92.8%	93.1%

Impact of catastrophes on combined ratio	1.1%	5.8%	1.8%	1.4%	2.4%	6.6%	0.9%	0.2%	2.5%	2.5%
Impact of prior year reserve development on combined ratio	-4.5%	-1.8%	-2.3%	-3.4%	-2.7%	-1.3%	-0.6%	-4.3%	-3.0%	-2.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Billing and policy fees and other	$4	$5	$4	$7	$8	$7	$7	$7	$20	$29
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43	$46	$43	$40	$159	$172
Underwriting expenses	55	55	63	63	64	66	67	69	236	266
Total fee income	$97	$82	$107	$109	$107	$112	$110	$109	$395	$438

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$3,927	$3,707	$3,721	$3,637	$4,224	$4,067	$4,057	$3,860	$14,992	$16,208
Net written premiums	$3,512	$3,386	$3,249	$3,365	$3,772	$3,735	$3,560	$3,575	$13,512	$14,642

Net earned premiums	$3,199	$3,277	$3,325	$3,531	$3,558	$3,637	$3,660	$3,663	$13,332	$14,518
Losses and loss adjustment expenses	1,772	2,141	2,042	2,117	2,132	2,397	2,310	2,103	8,072	8,942
Underwriting expenses	1,100	1,063	1,028	1,073	1,105	1,178	1,169	1,156	4,264	4,608
Statutory underwriting gain	327	73	255	341	321	62	181	404	996	968
Policyholder dividends	9	10	5	4	8	5	7	9	28	29
Statutory underwriting gain after policyholder dividends	$318	$63	$250	$337	$313	$57	$174	$395	$968	$939

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net written premiums by market
Domestic
Select Accounts	$724	$709	$654	$637	$718	$705	$654	$630	$2,724	$2,707
Middle Market	1,610	1,392	1,487	1,373	1,632	1,420	1,545	1,511	5,862	6,108
National Accounts	277	242	236	255	300	243	249	255	1,010	1,047
First Party	383	433	382	354	387	450	369	373	1,552	1,579
Specialized Distribution	266	292	273	254	267	283	262	262	1,085	1,074
Total Domestic	3,260	3,068	3,032	2,873	3,304	3,101	3,079	3,031	12,233	12,515
International	252	318	217	492	468	628	481	544	1,279	2,121
Total	$3,512	$3,386	$3,249	$3,365	$3,772	$3,729	$3,560	$3,575	$13,512	$14,636

Net written premiums by product line
Commercial multi-peril	$828	$771	$755	$729	$821	$750	$759	$773	$3,083	$3,103
Workers’ compensation	1,056	860	885	841	1,076	904	921	893	3,642	3,794
Commercial automobile	484	476	488	449	490	456	484	462	1,897	1,892
Commercial property	427	484	424	413	440	505	415	433	1,748	1,793
General liability	458	469	458	438	469	477	478	467	1,823	1,891
International	252	318	217	492	468	628	481	544	1,279	2,121
Other	7	8	22	3	8	9	22	3	40	42
Total	$3,512	$3,386	$3,249	$3,365	$3,772	$3,729	$3,560	$3,575	$13,512	$14,636

National Accounts
Additions to claim volume under administration (1)	$701	$523	$523	$596	$727	$511	$546	$616	$2,343	$2,400
Written fees	$104	$88	$92	$81	$111	$87	$95	$86	$365	$379

(1)  Includes new and renewal business.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Premiums	$478	$492	$506	$505	$503	$524	$527	$522	$1,981	$2,076
Net investment income	66	66	63	65	66	62	64	60	260	252
Other revenues	5	5	5	5	4	6	5	4	20	19
Total revenues	549	563	574	575	573	592	596	586	2,261	2,347

Claims and expenses
Claims and claim adjustment expenses	198	161	209	127	159	110	152	60	695	481
Amortization of deferred acquisition costs	91	94	98	95	93	95	101	99	378	388
General and administrative expenses	94	97	97	100	97	102	101	103	388	403
Total claims and expenses	383	352	404	322	349	307	354	262	1,461	1,272

Operating income before income taxes	166	211	170	253	224	285	242	324	800	1,075
Income tax expense	49	49	50	79	70	93	77	108	227	348
Operating income	$117	$162	$120	$174	$154	$192	$165	$216	$573	$727

Other statistics
Effective tax rate on net investment income	17.8%	17.9%	17.6%	18.1%	18.9%	18.4%	19.0%	18.1%	17.8%	18.6%
Net investment income (after-tax)	$55	$54	$51	$54	$53	$52	$51	$49	$214	$205

Catastrophes, net of reinsurance:
Pre-tax	$—	$5	$2	$1	$1	$4	$1	$—	$8	$6
After-tax	$—	$3	$1	$1	$—	$3	$1	$—	$5	$4

Prior year reserve development - favorable (unfavorable)
Pre-tax	$29	$69	$33	$101	$67	$124	$79	$180	$232	$450
After-tax	$19	$45	$21	$66	$43	$81	$52	$116	$151	$292

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Underwriting gain	$59	$104	$66	$117	$99	$136	$110	$164	$346	$509
Net investment income	55	54	51	54	53	52	51	49	214	205
Other income (expense)	3	4	3	3	2	4	4	3	13	13
Operating income	$117	$162	$120	$174	$154	$192	$165	$216	$573	$727

Combined ratio
Loss and loss adjustment expense ratio	41.1%	32.3%	40.8%	25.0%	31.0%	20.5%	28.7%	11.1%	34.7%	22.8%
Underwriting expense ratio	38.7%	38.7%	38.6%	38.7%	37.6%	37.9%	38.2%	38.6%	38.7%	38.0%
Combined ratio	79.8%	71.0%	79.4%	63.7%	68.6%	58.4%	66.9%	49.7%	73.4%	60.8%

Impact of catastrophes on combined ratio	0.0%	1.0%	0.3%	0.3%	0.2%	0.9%	0.2%	0.0%	0.4%	0.3%
Impact of prior year reserve development on combined ratio	-6.0%	-14.0%	-6.6%	-20.1%	-13.2%	-23.7%	-15.0%	-34.4%	-11.7%	-21.7%

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$498	$543	$561	$529	$528	$542	$562	$533	$2,131	$2,165
Net written premiums	$395	$531	$553	$551	$482	$540	$556	$525	$2,030	$2,103

Net earned premiums	$478	$492	$506	$505	$503	$524	$527	$522	$1,981	$2,076
Losses and loss adjustment expenses	196	159	207	127	155	108	152	58	689	473
Underwriting expenses	186	193	198	192	197	201	205	198	769	801
Statutory underwriting gain	96	140	101	186	151	215	170	266	523	802
Policyholder dividends	1	3	2	1	3	2	2	2	7	9
Statutory underwriting gain after policyholder dividends	$95	$137	$99	$185	$148	$213	$168	$264	$516	$793

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net written premiums by product line
General liability	$168	$237	$249	$280	$223	$239	$247	$252	$934	$961
Fidelity & surety	178	253	255	232	211	257	260	235	918	963
Other	49	41	49	39	48	44	49	38	178	179
Total	$395	$531	$553	$551	$482	$540	$556	$525	$2,030	$2,103

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$1,796	$1,794	$7,324	$7,125
Net investment income	91	94	90	94	100	94	98	87	369	379
Other revenues	18	15	34	36	26	17	19	18	103	80
Total revenues	1,949	1,943	1,959	1,945	1,888	1,884	1,913	1,899	7,796	7,584

Claims and expenses
Claims and claim adjustment expenses	1,102	1,190	1,001	1,034	979	1,261	1,008	996	4,327	4,244
Amortization of deferred acquisition costs	330	322	319	314	292	290	294	297	1,285	1,173
General and administrative expenses	232	241	256	251	223	237	263	254	980	977
Total claims and expenses	1,664	1,753	1,576	1,599	1,494	1,788	1,565	1,547	6,592	6,394

Operating income before income taxes	285	190	383	346	394	96	348	352	1,204	1,190
Income tax expense	88	48	121	109	126	21	109	110	366	366
Operating income	$197	$142	$262	$237	$268	$75	$239	$242	$838	$824

Other statistics
Effective tax rate on net investment income	19.5%	20.1%	19.5%	20.3%	21.3%	20.7%	21.8%	20.2%	19.9%	21.0%
Net investment income (after-tax)	$73	$75	$72	$75	$79	$74	$77	$70	$295	$300

Catastrophes, net of reinsurance:
Pre-tax	$64	$146	$38	$2	$65	$190	$51	$30	$250	$336
After-tax	$42	$95	$24	$1	$42	$123	$34	$20	$162	$219

Prior year reserve development - favorable (unfavorable)
Pre-tax	$60	$65	$48	$36	$132	$12	$13	$12	$209	$169
After-tax	$39	$42	$32	$22	$86	$8	$8	$8	$135	$110

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Underwriting gain (loss)	$112	$57	$168	$138	$172	$(11)	$150	$160	$475	$471
Net investment income	73	75	72	75	79	74	77	70	295	300
Other income (expense)	12	10	22	24	17	12	12	12	68	53
Operating income	$197	$142	$262	$237	$268	$75	$239	$242	$838	$824

Combined ratio (1)
Loss and loss adjustment expense ratio	59.9%	64.9%	54.5%	57.0%	55.6%	71.1%	56.0%	55.5%	59.1%	59.6%
Underwriting expense ratio	29.5%	29.6%	30.2%	29.9%	28.0%	28.7%	30.1%	29.8%	29.8%	29.1%
Combined ratio	89.4%	94.5%	84.7%	86.9%	83.6%	99.8%	86.1%	85.3%	88.9%	88.7%
Combined ratio excluding incremental impact of direct to consumer initiative	87.5%	92.9%	82.9%	85.1%	82.0%	98.3%	84.2%	83.5%	87.1%	87.0%

Impact of catastrophes on combined ratio	3.5%	8.0%	2.0%	0.1%	3.7%	10.7%	2.8%	1.7%	3.4%	4.7%
Impact of prior year reserve development on combined ratio	-3.3%	-3.5%	-2.6%	-2.0%	-7.5%	-0.7%	-0.7%	-0.7%	-2.8%	-2.4%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Billing and policy fees and other	$20	$20	$21	$21	$22	$18	$18	$16	$82	$74

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Statutory underwriting
Gross written premiums	$1,763	$1,997	$2,028	$1,746	$1,649	$1,916	$1,959	$1,741	$7,534	$7,265
Net written premiums	$1,690	$1,907	$1,911	$1,717	$1,619	$1,893	$1,917	$1,736	$7,225	$7,165

Net earned premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$1,796	$1,794	$7,324	$7,125
Losses and loss adjustment expenses	1,102	1,190	1,001	1,038	980	1,261	1,006	996	4,331	4,243
Underwriting expenses	513	552	573	529	481	539	572	531	2,167	2,123
Statutory underwriting gain	$225	$92	$261	$248	$301	$(27)	$218	$267	$826	$759

Policies in force (in thousands)
Automobile (1)	2,273	2,204	2,139	2,091	2,068	2,068	2,083	2,097	2,091	2,097
Homeowners and other	4,563	4,477	4,386	4,294	4,232	4,199	4,164	4,128	4,294	4,128

(1)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Statutory underwriting

Gross written premiums	$835	$838	$834	$770	$795	$834	$852	$797	$3,277	$3,278
Net written premiums	$831	$834	$828	$765	$788	$831	$849	$792	$3,258	$3,260

Net earned premiums	$844	$837	$827	$812	$787	$792	$804	$812	$3,320	$3,195
Losses and loss adjustment expenses	594	599	591	636	533	588	564	583	2,420	2,268
Underwriting expenses	218	224	222	208	208	221	224	215	872	868
Statutory underwriting gain (loss)	$32	$14	$14	$(32)	$46	$(17)	$16	$14	$28	$59

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	70.4%	71.6%	71.5%	77.8%	67.7%	74.3%	70.1%	71.7%	72.8%	71.0%
Underwriting expense ratio	25.6%	26.2%	26.4%	26.2%	25.6%	26.5%	26.6%	26.2%	26.1%	26.2%
Combined ratio	96.0%	97.8%	97.9%	104.0%	93.3%	100.8%	96.7%	97.9%	98.9%	97.2%

Impact of catastrophes on combined ratio	1.0%	1.4%	0.3%	0.0%	0.0%	4.6%	0.6%	0.0%	0.7%	1.3%
Impact of prior year reserve development on combined ratio	0.6%	0.0%	0.0%	1.8%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$12	$2	$—	$—	$36	$5	$—	$22	$41
After-tax	$6	$7	$1	$—	$—	$23	$4	$—	$14	$27

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(6)	$—	$—	$(14)	$—	$—	$—	$—	$(20)	$—
After-tax	$(4)	$—	$—	$(10)	$—	$—	$—	$—	$(14)	$—

Policies in force (in thousands) (3)	2,191	2,123	2,058	2,010	1,985	1,981	1,990	2,000
Change from prior year quarter	-10.9%	-11.9%	-12.0%	-11.2%	-9.4%	-6.7%	-3.3%	-0.5%
Change from prior quarter	-3.3%	-3.1%	-3.1%	-2.3%	-1.3%	-0.2%	0.5%	0.5%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Billing and policy fees and other	$10	$9	$9	$9	$9	$8	$9	$8	$37	$34

(3)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Statutory underwriting

Gross written premiums	$889	$1,119	$1,150	$936	$811	$1,036	$1,055	$898	$4,094	$3,800
Net written premiums	$820	$1,033	$1,039	$913	$788	$1,016	$1,017	$897	$3,805	$3,718

Net earned premiums	$957	$958	$969	$963	$935	$938	$948	$935	$3,847	$3,756
Losses and loss adjustment expenses	480	561	382	371	419	639	414	381	1,794	1,853
Underwriting expenses	255	293	313	286	240	283	303	276	1,147	1,102
Statutory underwriting gain	$222	$104	$274	$306	$276	$16	$231	$278	$906	$801

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	50.2%	58.6%	39.4%	38.5%	44.8%	68.1%	43.6%	40.8%	46.6%	49.4%
Underwriting expense ratio	29.8%	30.1%	30.8%	30.7%	27.6%	28.0%	29.9%	30.2%	30.4%	28.9%
Combined ratio	80.0%	88.7%	70.2%	69.2%	72.4%	96.1%	73.5%	71.0%	77.0%	78.3%

Impact of catastrophes on combined ratio	5.6%	13.9%	3.6%	0.0%	6.8%	15.9%	4.8%	3.1%	5.8%	7.7%
Impact of prior year reserve development on combined ratio	-6.7%	-6.7%	-5.0%	-5.1%	-14.1%	-1.3%	-1.4%	-1.1%	-5.9%	-4.4%

Catastrophe losses, net of reinsurance:
Pre-tax	$54	$133	$35	$1	$64	$150	$46	$29	$223	$289
After-tax	$35	$87	$22	$1	$41	$98	$30	$19	$145	$188

Prior year reserve development - favorable (unfavorable)
Pre-tax	$65	$65	$48	$50	$132	$12	$13	$10	$228	$167
After-tax	$42	$42	$32	$32	$86	$8	$8	$7	$148	$109

Policies in force (in thousands)	4,484	4,396	4,303	4,209	4,146	4,110	4,072	4,032
Change from prior year quarter	-8.5%	-9.0%	-8.8%	-8.4%	-7.5%	-6.5%	-5.4%	-4.2%
Change from prior quarter	-2.4%	-2.0%	-2.1%	-2.2%	-1.5%	-0.9%	-0.9%	-1.0%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Billing and policy fees and other	$9	$10	$12	$12	$13	$9	$9	$7	$43	$38

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net written premiums
Automobile	$29	$27	$30	$26	$31	$31	$36	$32	$112	$130
Homeowners and other	10	13	14	13	12	15	15	15	50	57
Total net written premiums	$39	$40	$44	$39	$43	$46	$51	$47	$162	$187

Revenues
Premiums	$39	$39	$39	$40	$40	$43	$44	$47	$157	$174
Other revenues	—	—	1	—	—	—	1	—	1	1
Total revenues	39	39	40	40	40	43	45	47	158	175

Claims and expenses
Claims and claim adjustment expenses	28	30	28	31	28	33	29	32	117	122
Amortization of deferred acquisition costs	1	1	1	1	1	1	1	1	4	4
General and administrative expenses	40	34	37	36	33	35	43	39	147	150
Total claims and expenses	69	65	66	68	62	69	73	72	268	276

Operating loss before income taxes	(30)	(26)	(26)	(28)	(22)	(26)	(28)	(25)	(110)	(101)
Income taxes	(11)	(9)	(9)	(10)	(8)	(9)	(10)	(8)	(39)	(35)
Operating loss	$(19)	$(17)	$(17)	$(18)	$(14)	$(17)	$(18)	$(17)	$(71)	$(66)

Other statistics
Policies in force (in thousands)
Automobile	82	81	81	81	83	87	93	97
Homeowners and other	79	81	83	85	86	89	92	96

Catastrophes, net of reinsurance:
Pre-tax	$2	$1	$1	$1	$1	$4	$—	$1	$5	$6
After-tax	$1	$1	$1	$—	$1	$2	$—	$1	$3	$4

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$—	$—	$—	$—	$2	$1	$2
After-tax	$1	$—	$—	$—	$—	$—	$—	$1	$1	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Revenues
Other revenues	$(2)	$1	$(3)	$(2)	$(1)	$1	$—	$—	$(6)	$—

Claims and expenses
Interest expense	92	86	91	92	92	92	93	92	361	369
General and administrative expenses	4	7	6	3	7	9	6	9	20	31
Total claims and expenses	96	93	97	95	99	101	99	101	381	400

Operating loss before income tax benefit	(98)	(92)	(100)	(97)	(100)	(100)	(99)	(101)	(387)	(400)
Income taxes	(35)	(33)	(35)	(36)	(36)	(35)	(36)	(36)	(139)	(143)
Operating loss	$(63)	$(59)	$(65)	$(61)	$(64)	$(65)	$(63)	$(65)	$(248)	$(257)

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	December 31,	December 31,
	2014 (1)	2013

Assets
Fixed maturities, available for sale, at fair value (amortized cost $60,801 and $62,196)	$63,474	$63,956
Equity securities, available for sale, at fair value (cost $579 and $686)	899	943
Real estate investments	938	938
Short-term securities	4,364	3,882
Other investments	3,586	3,441
Total investments	73,261	73,160

Cash	374	294
Investment income accrued	685	734
Premiums receivable	6,298	6,125
Reinsurance recoverables	9,260	9,713
Ceded unearned premiums	678	801
Deferred acquisition costs	1,835	1,804
Deferred taxes	33	303
Contractholder receivables	4,362	4,328
Goodwill	3,611	3,634
Other intangible assets	304	351
Other assets	2,377	2,565
Total assets	$103,078	$103,812

Liabilities
Claims and claim adjustment expense reserves	$49,850	$50,895
Unearned premium reserves	11,839	11,850
Contractholder payables	4,362	4,328
Payables for reinsurance premiums	336	298
Debt	6,349	6,346
Other liabilities	5,506	5,299
Total liabilities	78,242	79,016

Shareholders’ equity
Common stock (1,750.0 shares authorized; 322.2 and 353.5 shares issued and outstanding)	21,843	21,500
Retained earnings	27,251	24,291
Accumulated other comprehensive income	880	810
Treasury stock, at cost (437.3 and 401.5 shares)	(25,138)	(21,805)
Total shareholders’ equity	24,836	24,796
Total liabilities and shareholders’ equity	$103,078	$103,812

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2014	Yield (1)	2013	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$30,283	3.42%	$28,788	3.55%
Tax-exempt fixed maturities	33,191	3.72%	35,168	3.84%
Total fixed maturities	63,474	3.58%	63,956	3.71%

Non-redeemable preferred stocks	208	5.60%	333	5.70%
Public common stocks	691		610
Total equity securities	899		943

Real estate investments	938		938

Short-term securities	4,364	0.17%	3,882	0.15%

Private equities	2,090		1,926
Hedge funds	414		390
Real estate partnerships	593		618
Other investments	489		507
Total other investments	3,586		3,441

Total investments	$73,261		$73,160

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,966		$1,322

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2014	2013
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,053	$2,315
Obligations of states and political subdivisions:
Pre-refunded	7,561	9,518
All other	26,012	26,044
Total	33,573	35,562
Debt securities issued by foreign governments	2,368	2,577
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,213	2,424
Corporates (including redeemable preferreds)	23,267	21,078
Total fixed maturities	$63,474	$63,956

Fixed Maturities

Quality Characteristics (1)

	December 31, 2014
	Amount	% of Total
Quality Ratings
Aaa	$26,697	42.0%
Aa	18,769	29.6
A	9,707	15.3
Baa	6,392	10.1
Total investment grade	61,565	97.0
Ba	1,075	1.7
B	432	0.7
Caa and lower	402	0.6
Total below investment grade	1,909	3.0
Total fixed maturities	$63,474	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.5

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Gross investment income
Fixed maturities	$586	$574	$571	$579	$580	$562	$552	$550	$2,310	$2,244
Short-term securities	2	2	3	4	2	2	2	3	11	9
Other	92	120	91	129	163	140	174	96	432	573
	680	696	665	712	745	704	728	649	2,753	2,826
Investment expenses	10	9	8	10	9	9	9	12	37	39
Net investment income, pre-tax	670	687	657	702	736	695	719	637	2,716	2,787
Income taxes	128	136	126	140	154	142	151	124	530	571
Net investment income, after-tax	$542	$551	$531	$562	$582	$553	$568	$513	$2,186	$2,216

Effective tax rate	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	20.9%	19.6%	19.5%	20.5%

Average invested assets (1)	$69,996	$69,701	$70,419	$72,165	$72,112	$71,880	$72,062	$72,071	$70,697	$72,049

Average yield pre-tax (1)	3.8%	3.9%	3.7%	3.9%	4.1%	3.9%	4.0%	3.5%	3.8%	3.9%
Average yield after-tax	3.1%	3.2%	3.0%	3.1%	3.2%	3.1%	3.2%	2.8%	3.1%	3.1%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Net realized investment gains (losses)
Fixed maturities	$11	$14	$5	$6	$6	$9	$—	$1	$36	$16
Equity securities	6	4	(1)	1	(4)	15	—	4	10	15
Other (1)	(7)	149	(26)	4	(1)	(8)	40	17	120	48
Realized investment gains (losses) before tax	10	167	(22)	11	1	16	40	22	166	79
Related taxes	1	58	(3)	4	1	6	14	7	60	28
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$26	$15	$106	$51

Gross investment gains (1)	$108	$352	$12	$57	$59	$46	$101	$93	$529	$299
Gross investment losses before impairments (1)	(93)	(183)	(31)	(41)	(49)	(29)	(51)	(65)	(348)	(194)
Net investment gains before impairments	15	169	(19)	16	10	17	50	28	181	105
Other-than-temporary impairment losses	(5)	(2)	(3)	(5)	(9)	(1)	(10)	(6)	(15)	(26)
Net realized investment gains (losses) before tax	10	167	(22)	11	1	16	40	22	166	79
Related taxes	1	58	(3)	4	1	6	14	7	60	28
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$26	$15	$106	$51

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2013	2013	2013	2014	2014	2014	2014

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,121	$2,349	$2,142	$1,760	$2,276	$2,742	$2,579	$2,673
Equity securities & other	274	250	252	270	293	346	356	335
Unrealized investment gains before tax	4,395	2,599	2,394	2,030	2,569	3,088	2,935	3,008
Related taxes	1,531	907	835	708	895	1,075	1,021	1,042

Balance, end of period	$2,864	$1,692	$1,559	$1,322	$1,674	$2,013	$1,914	$1,966

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$56	$287	$—	$—	$4	$4	$6	$28	$343	$42
Gross investment Treasury future losses	$75	$153	$—	$—	$3	$5	$6	$29	$228	$43

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

		December 31,	December 31,
		2014	2013
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses		$4,270	$4,707
Allowance for uncollectible reinsurance		(203)	(239)
Net reinsurance recoverables (i)		4,067	4,468
Mandatory pools and associations (ii)		1,909	1,897
Structured settlements (iii)		3,284	3,348
Total reinsurance recoverables		$9,260	$9,713

(i) The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	December 31,
Reinsurer	Predominant Reinsurer	2014
Swiss Re Group	A+ second highest of 16 ratings	$464
Munich Re Group	A+ second highest of 16 ratings	462
Sompo Japan Nipponkoa Group (1)	A+ second highest of 16 ratings	250
Berkshire Hathaway	A++ highest of 16 ratings	229
XL Capital Group	A third highest of 16 ratings	202

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2014, after deducting mandatory pools and associations and structured settlement balances, $3.3 billion, or 81%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 19% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.2 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2014.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,
Group	Predominant Insurer	2014
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$938
Metlife	A+ second highest of 16 ratings	439
Genworth Financial Group	A third highest of 16 ratings	414
John Hancock Group	A+ second highest of 16 ratings	259
Symetra Financial Corporation	A third highest of 16 ratings	238

(1)  On September 1, 2014, NKSJ Holdings, Inc. changed its name to Sompo Japan Nipponkoa Holdings, Inc.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions) Historical results conform with current business segment definitions.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$33,270	$32,934	$33,011	$33,079	$34,717	$34,661	$34,929	$34,887	$33,270	$34,717
Incurred	1,772	2,141	2,042	2,117	2,132	2,397	2,310	2,103	8,072	8,942
Paid	(2,033)	(2,048)	(2,051)	(2,249)	(2,109)	(2,231)	(2,170)	(2,300)	(8,381)	(8,810)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)	102	(182)	(122)	1,756	(281)
End of period	$32,934	$33,011	$33,079	$34,717	$34,661	$34,929	$34,887	$34,568	$34,717	$34,568

Bond & Specialty Insurance
Beginning of period	$3,699	$3,752	$3,668	$3,664	$3,595	$3,585	$3,501	$3,416	$3,699	$3,595
Incurred	196	159	207	127	155	108	152	58	689	473
Paid	(143)	(243)	(211)	(196)	(165)	(192)	(237)	(235)	(793)	(829)
End of period	$3,752	$3,668	$3,664	$3,595	$3,585	$3,501	$3,416	$3,239	$3,595	$3,239

Personal Insurance
Beginning of period	$3,687	$3,529	$3,466	$3,294	$3,256	$3,137	$3,285	$3,222	$3,687	$3,256
Incurred	1,102	1,190	1,001	1,038	980	1,261	1,006	996	4,331	4,243
Paid	(1,260)	(1,253)	(1,173)	(1,076)	(1,099)	(1,113)	(1,069)	(1,018)	(4,762)	(4,299)
End of period	$3,529	$3,466	$3,294	$3,256	$3,137	$3,285	$3,222	$3,200	$3,256	$3,200

Total
Beginning of period	$40,656	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$41,525	$40,656	$41,568
Incurred	3,070	3,490	3,250	3,282	3,267	3,766	3,468	3,157	13,092	13,658
Paid	(3,436)	(3,544)	(3,435)	(3,521)	(3,373)	(3,536)	(3,476)	(3,553)	(13,936)	(13,938)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)	102	(182)	(122)	1,756	(281)
End of period	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$41,525	$41,007	$41,568	$41,007

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$190	$—	$—	$—	$250	$—	$190	$250
Environmental	—	65	—	—	—	87	—	—	65	87
All other	(142)	(123)	(267)	(122)	(95)	(134)	(271)	(159)	(654)	(659)
Total Business and International Insurance (2)	(142)	(58)	(77)	(122)	(95)	(47)	(21)	(159)	(399)	(322)

Bond & Specialty Insurance	(29)	(69)	(33)	(101)	(67)	(124)	(79)	(180)	(232)	(450)

Personal Insurance	(60)	(65)	(48)	(36)	(132)	(12)	(13)	(12)	(209)	(169)
Total	$(231)	$(192)	$(158)	$(259)	$(294)	$(183)	$(113)	$(351)	$(840)	$(941)

(1)  Includes Dominion acquired reserves in 4Q 2013.

(2)  Excludes accretion of discount.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Asbestos reserves
Beginning reserves:
Gross	$2,689	$2,626	$2,566	$2,686	$2,606	$2,547	$2,482	$2,665	$2,689	$2,606
Ceded	(311)	(292)	(288)	(263)	(256)	(242)	(232)	(220)	(311)	(256)
Net	2,378	2,334	2,278	2,423	2,350	2,305	2,250	2,445	2,378	2,350
Incurred losses and loss expenses:
Gross	—	—	190	—	—	—	258	—	190	258
Ceded	—	—	—	—	—	—	(8)	—	—	(8)
Paid loss and loss expenses:
Gross	62	60	71	80	59	65	74	145	273	343
Ceded	(19)	(4)	(25)	(7)	(14)	(10)	(20)	(57)	(55)	(101)
Foreign exchange and other:
Gross	(1)	—	1	—	—	—	(1)	—	—	(1)
Ceded	—	—	—	—	—	—	—	—	—	—
Ending reserves:
Gross	2,626	2,566	2,686	2,606	2,547	2,482	2,665	2,520	2,606	2,520
Ceded	(292)	(288)	(263)	(256)	(242)	(232)	(220)	(163)	(256)	(163)
Net	$2,334	$2,278	$2,423	$2,350	$2,305	$2,250	$2,445	$2,357	$2,350	$2,357

Environmental reserves
Beginning reserves:
Gross	$352	$340	$399	$371	$355	$331	$396	$375	$352	$355
Ceded	(5)	(4)	(11)	(12)	(11)	(11)	(14)	(11)	(5)	(11)
Net	347	336	388	359	344	320	382	364	347	344
Incurred losses and loss expenses:
Gross	—	72	—	—	—	94	—	—	72	94
Ceded	—	(7)	—	—	—	(7)	—	—	(7)	(7)
Paid loss and loss expenses:
Gross	12	13	28	34	24	29	20	22	87	95
Ceded	(1)	—	1	(3)	—	(4)	(3)	(4)	(3)	(11)
Acquired reserves, foreign exchange and other: (1)
Gross	—	—	—	18	—	—	(1)	—	18	(1)
Ceded	—	—	—	(2)	—	—	—	—	(2)	—
Ending reserves:
Gross	340	399	371	355	331	396	375	353	355	353
Ceded	(4)	(11)	(12)	(11)	(11)	(14)	(11)	(7)	(11)	(7)
Net	$336	$388	$359	$344	$320	$382	$364	$346	$344	$346

(1)  Includes Dominion acquired reserves in 4Q 2013.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	December 31,	December 31,
	2014	2013
Debt

Short-term debt
Commercial paper	$100	$100
5.50% Senior notes due December 1, 2015 (1)	400	—
Total short-term debt	500	100

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	—	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	5,861	6,261
Unamortized fair value adjustment	50	51
Unamortized debt issuance costs	(62)	(66)
	5,849	6,246
Total debt	6,349	6,346

Common equity (excluding net unrealized investment gains, net of tax)	22,870	23,474

Total capital (excluding net unrealized investment gains, net of tax)	$29,219	$29,820

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.7%	21.3%

(1)  Redeemable anytime with “make-whole” premium.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	December 31,	December 31,
	2014 (1)	2013

Statutory capital and surplus	$21,049	$21,123

GAAP adjustments

Goodwill and intangible assets	3,750	3,816

Investments	3,315	2,541

Noninsurance companies	(4,635)	(4,453)

Deferred acquisition costs	1,835	1,804

Deferred federal income tax	(1,672)	(1,259)

Current federal income tax	(47)	(32)

Reinsurance recoverables	117	160

Furniture, equipment & software	662	708

Agents balances	145	135

Other	317	253

Total GAAP adjustments	3,787	3,673

GAAP shareholders’ equity	$24,836	$24,796

(1) Estimated and Preliminary

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Cash flows from operating activities
Net income	$896	$925	$864	$988	$1,052	$683	$919	$1,038	$3,673	$3,692
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(167)	22	(11)	(1)	(16)	(40)	(22)	(166)	(79)
Depreciation and amortization	219	216	207	225	227	215	211	211	867	864
Deferred federal income tax expense	131	20	(19)	35	153	(22)	(38)	28	167	121
Amortization of deferred acquisition costs	948	950	953	970	950	965	984	983	3,821	3,882
Equity in income from other investments	(74)	(101)	(72)	(110)	(139)	(118)	(155)	(74)	(357)	(486)
Premiums receivable	(155)	(248)	161	296	(189)	(274)	129	127	54	(207)
Reinsurance recoverables	390	357	355	182	106	100	197	(3)	1,284	400
Deferred acquisition costs	(954)	(958)	(950)	(897)	(986)	(1,003)	(1,004)	(933)	(3,759)	(3,926)
Claims and claim adjustment expense reserves	(751)	(377)	(556)	(373)	(209)	149	(238)	(406)	(2,057)	(704)
Unearned premium reserves	187	158	138	(456)	94	141	144	(306)	27	73
Other	(297)	(53)	534	78	(355)	(195)	731	(118)	262	63
Net cash provided by operating activities	530	722	1,637	927	703	625	1,840	525	3,816	3,693

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,123	1,778	2,016	1,987	2,312	2,603	3,060	2,919	7,904	10,894
Proceeds from sales of investments:
Fixed maturities	234	338	588	475	406	379	142	122	1,635	1,049
Equity securities	36	14	7	29	36	59	33	30	86	158
Real estate investments	—	—	—	18	1	4	—	10	18	15
Other investments	174	207	164	217	167	171	274	243	762	855
Purchases of investments:
Fixed maturities	(2,339)	(2,149)	(2,004)	(2,975)	(2,715)	(2,734)	(2,788)	(3,088)	(9,467)	(11,325)
Equity securities	(13)	(27)	(10)	(7)	(18)	(22)	(7)	(5)	(57)	(52)
Real estate investments	(6)	(53)	(6)	(42)	(9)	(27)	(5)	(7)	(107)	(48)
Other investments	(95)	(114)	(103)	(134)	(113)	(113)	(180)	(148)	(446)	(554)
Net sales (purchases) of short-term securities	109	(28)	(1,974)	2,004	(160)	220	(1,223)	665	111	(498)
Securities transactions in course of settlement	180	(120)	220	(259)	240	(36)	(85)	(37)	21	82
Acquisition, net of cash acquired	—	—	—	(997)	(12)	—	—	—	(997)	(12)
Other	(100)	(57)	(97)	(119)	(60)	(92)	(110)	(96)	(373)	(358)
Net cash provided by (used in) investing activities	303	(211)	(1,199)	197	75	412	(889)	608	(910)	206

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2013	2014

Cash flows from financing activities
Payment of debt	(500)	—	—	—	—	—	—	—	(500)	—
Issuance of debt	—	—	494	—	—	—	—	—	494	—
Dividends paid to shareholders	(175)	(191)	(183)	(180)	(176)	(189)	(184)	(180)	(729)	(729)
Issuance of common stock - employee share options	98	41	19	48	57	65	32	41	206	195
Treasury stock acquired - share repurchase authorization	(300)	(300)	(800)	(1,000)	(650)	(875)	(750)	(1,000)	(2,400)	(3,275)
Treasury stock acquired - net employee share-based compensation	(58)	(1)	(1)	(1)	(54)	(1)	(1)	(1)	(61)	(57)
Excess tax benefits from share-based payment arrangements	21	8	14	8	13	11	14	19	51	57
Net cash used in financing activities	(914)	(443)	(457)	(1,125)	(810)	(989)	(889)	(1,121)	(2,939)	(3,809)

Effect of exchange rate changes on cash	(6)	(3)	6	—	(2)	3	(6)	(5)	(3)	(10)

Net increase (decrease) in cash	(87)	65	(13)	(1)	(34)	51	56	7	(36)	80
Cash at beginning of period	330	243	308	295	294	260	311	367	330	294
Cash at end of period	$243	$308	$295	$294	$260	$311	$367	$374	$294	$374

Income taxes paid	$27	$468	$229	$333	$93	$634	$58	$362	$1,057	$1,147
Interest paid	$35	$149	$22	$149	$34	$149	$34	$148	$355	$365

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2014 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments, effective July 1, 2014:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty and Global Partner Services ; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  In addition, the Company owns 49.5% of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A., its joint venture in Brazil.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides surety, crime, management and professional liability coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.